Annual General Meeting of Stockholders November 29, 2012 NASDAQ (UNIS) and ASX (UNS) Exhibit 99.1
This presentation contains forward looking statements under the safe harbor provisions of the US securities laws. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However you should not place undue reliance on any such forward looking statements as these are subject to risks and uncertainties. Please refer to our press releases and our SEC filings for more information regarding the use of forward looking statements. Cautionary Note Regarding Forward-Looking Statements
Chairman's Welcome Jim Bosnjak OAM NASDAQ (UNIS) and ASX (UNS)
Introducing our Board of Directors In Attendance Alan Shortall CEO Executive Director since 2002 Mary Kate Wold, J.D. Non-Executive Director since 2010 Chair of Strategic Partnerships Committee John Lund, CPA Non-Executive Director since 2009 Chair of Audit Committee William Galle Non-Executive Director since 2008
November 29, 2012 Introducing our Board of Directors Apologies Jeff Carter MApp. BFin Non-Executive Director since 2006 Based in Australia Marc Firestone, J.D. Non-Executive Director since 2010 Chair of Nominating and Corporate Governance Committee Chair of Audit Committee
Agenda Confirmation of Quorum Resolutions Presentation from the CEO Questions Confirmation of Results Other Business
Resolutions November 29, 2012 1.1 Elect Director Slavko James Joseph Bosnjak 1.2 Elect Director Jeff Carter 1.3 Elect Director William Galle 1.4 Elect Director John Lund 1.5 Elect Director Mary Katherine Wold 1.6 Elect Director Alan D. Shortall 2 Ratify Auditors 3 Advisory Vote to Ratify Named Executive Officers' Compensation 4 Ratification of Issuance and Sale of Common Stock
Confirmation of Quorum Unilife's quorum requirement is one-third of outstanding shares being represented either in person or by proxy At least 54% of the total outstanding shares entitled to vote have been received and are represented by person or proxy
Presentation by Mr. Alan Shortall CEO NASDAQ (UNIS) and ASX (UNS)
November 29, 2012 Broad, Expanding Portfolio of Device Platforms Prefilled Syringes $2B market (12-15% CAGR) Drug Reconstitution $500MM (20-30%+ CAGR) Auto-Injectors $1B market (15-25% CAGR) Injection Pumps $500MM (30-50%+ CAGR) Targeted Delivery $250MM (20-30% CAGR) Unifill Syringe EZMix (tm) Lisa Reusable Precision-Therapy Flex-Therapy Ocu-Ject Depot-Ject Unifill Select Rita Disposable Confidential target organ delivery system program Market size and Compound Annual Growth Rates (CAGR) represent Unilife estimates
November 29, 2012 November 29, 2012 Diversified, Expanding Base of Customers
A Glimpse into our Commercial Pipeline Device Platform No. of programs No. of customers No. programs with 2013 revenues targeted Cumulative peak annual sales ($MM) Prefilled syringes 10 10 5 $315 Bolus Injectors (pumps) 8 6 4 $372 Auto-injectors 3 3 1 $65 Drug reconstitution 5 5 1 $120 Targeted delivery 4 4 2 $120 Total - all platforms 30 21 13 $992 A Selection of our Most Active Programs November 29, 2012
Prefilled Syringes with Integrated Safety November 29, 2012 Unifill(r) syringe Unifill(r) Select Automatic Retraction USP-Compliant Per Standard Handling Intuitive Steps of Use Auto Needle Lockout A unique best-in-class platform to serve the delivery needs of virtually all prefilled drugs and vaccines
Unifill Platform - Commercial Pipeline Device Drug Status Next Value Event First Targeted Revenue Target Launch Peak Annual Sales Per Contract $MM Customer Designation Unifill Approved Supply contract 2013 2014 $70 A Unifill Approved Regulatory submission 2013 2014 $15 B Unifill Late-Stage Clinical development contract 2013 2015 $20 D Unifill Approved Clinical development contract 2013 2016 $50 I Unifill Late-stage Clinical development contract 2014 2016 $15 K Unifill Late-stage Clinical development contract 2014 2016 $20 L Unifill Approved Clinical development contract 2014 2016 $15 M Unifill Late-stage Clinical development contract 2014 2015 $25 N Unifill Late-stage Clinical development contract 2014 2016 $35 U Unifill Select Late-stage Clinical development contract 2013 2016 $50 G A Selection of our Most Active Programs November 29, 2012
Liquid / Dry Combinations Drug Reconstitution Delivery Systems 2-Step Reconstitution Automatic Retraction Intuitive Steps of Use Uniquely Ventless A game-changing technology for the reconstitution and delivery of liquid or dry drug combination therapies EZMix(tm) syringe EZMix(tm) Select
Drug Reconstitution - Commercial Pipeline Device Drug Status Next Value Event First Target Revenues Target Launch Peak Annual Sales Per Contract $MM Customer Designation EZMix Late-stage Clinical development contract 2013 2015 20 E EZMix Late-stage Clinical development contract 2014 2017 20 D EZMix Late-stage Clinical development contract 2014 2017 20 K EZMix Late-stage Clinical development contract 2014 2016 35 M EZMix Late-stage Clinical development contract 2014 2016 25 R A Selection of Our Most Active Programs
Auto-Injectors Our elegant, intuitive auto-injectors have true end-of-dose indicators and can address specific drug and patient needs LISA Reusable Auto- Injector RITA Disposable Auto- Injector Today shipping LISA to a large cap customer as prelude to Clinical development contract
Auto-Injectors - Commercial Pipeline A selection of our active programs Drug Status Next Value Event First Target Revenues Target Launch Peak Annual Sales Per Contract $MM Customer Designation LISA Late-stage Clinical development contract 2013 2015 20 D LISA Late-stage Clinical development contract 2014 2016 30 O RITA Approved Supply contract 2014 2015 15 B
Bolus Injectors and Infusion Pumps November 29, 2012 From 1mL - 30mL dose volumes Suitable for Bolus or Rate-Based Therapies Standard Handling and Materials in Fluid Path Safe, Ergonomic and Intuitive Design Many Customization Options A platform of wearable, disposable devices for the long-duration subcutaneous delivery of therapies with large-dose volumes Precision-Therapy Platform of Bolus Injectors and Flex-Therapy Platform of Infusion Pumps
Injection Pumps - Commercial Pipeline A Selection of our Most Active Programs Drug-Status Next Value Event First Target Revenues Target Launch* Peak Annual Sales Per Contract $MM Customer Designation Late-stage Clinical development contract 2013 2015 75 C Late-stage Clinical development contract 2014 2016 50 C Late-stage Clinical development contract 2015 2017 50 C Late-stage Clinical development contract 2013 2016 45 H Late-stage Clinical development contract 2013 2016 45 J Late-stage Clinical development contract 2014 2017 30 K Late-stage Clinical development contract 2014 2016 10 Q Approved Human clinical trial 2013 2015 70 F
Targeted Delivery Systems November 29, 2012 Depot-ject(tm) Ocu-ject(tm) Innovative devices to accurately inject novel therapies requiring localized or targeted delivery of doses to the eye or other organs
Targeted Delivery Systems Device Drug Status Next Value Event First Target Revenues Target Launch Peak Annual Sales Per Contract $MM Customer designation Ocu-ject Late-stage Clinical development contract 2013 2015 $20 D Ocu-ject Late-stage Clinical development contract 2014 2016 $20 P Organ delivery Early-stage Clinical development contract 2013 2017 $75 T* Depot-ject Late-stage Clinical development contract 2014 2016 $5 S November 29, 2012 A Selection of our Most Active Programs * Previously disclosed customer or program
Summary of our Commercial Pipeline More than 30 active programs with 20 customers now at an advanced status with significant value events in progress More than a dozen programs covering every device platform to begin generating near-term revenues in 2013 Clinical development programs for all Unilife devices Commercial supply contracts for Unifill syringe and other devices Incremental revenues via long-term contracts with attractive operating margins November 29, 2012
Summary Unilife has never been in a stronger position than today The commercial potential for Unilife is greater than ever Business strategy is being fully executed, in most cases ahead of schedule and resonating strongly with customers Building tremendous value that will be recognized via a series of customer agreements that are now in progress Each program to generate incremental revenues via long- term contracts with attractive operating margins November 29, 2012
Questions
Consider and Vote for Matters set forth in Proxy Statement NASDAQ (UNIS) and ASX (UNS)
Election of Directors Item 1. For For Withheld Withheld Item 1.1 Jim Bosnjak 36,950,413 96.54% 1,324,051 3.46% Item 1.2 Jeff Carter 36,414,906 95.14% 1,859,558 4.86% Item 1.3 William Galle 37,388,860 97.69% 885,604 2.31% Item 1.4 John Lund 37,330,534 97.53% 943,930 2.47% Item 1.5 Mary Kate Wold 37,871,448 98.95% 403,016 1.05% Item 1.7 Alan Shortall 37,697,046 98.49% 577,418 1.51%
Item 2. Ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for Fiscal Year 2013 For Against Abstain Item 2. 44,650,235 (99.1%) 344,269 (0.76%) 64,985 (0.14%)
Item 3. For Against Abstain Item 3. 26,468,008 (69.15%) 11,509,238 (30.07%) 297,218 (0.78%) To consider and act on an advisory vote regarding the approval and compensation paid to certain executive officers
Item 4. For Against Abstain Item 4. 37,306,982 (97.48%) 855,402 (2.23%) 112,080 (0.23%) To consider and act on the ratification of the issuance and sale by the Company of 6,154,000 shares of the Company's common stock in June 2012
Other Business NASDAQ (UNIS) and ASX (UNS)
Close of Meeting NASDAQ (UNIS) and ASX (UNS)